UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 15, 2008

(Date of Earliest Event Reported)

POTLATCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 W. First Avenue, Suite 1600, Spokane WA	99201
(Address of principal executive offices)	(Zip Code)

(509) 835-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

As previously disclosed in the Current Report on Form 8-K filed on December 18, 2008 by Potlatch Corporation, or Potlatch, with the U.S. Securities and Exchange Commission, the distribution by Potlatch of all the outstanding shares of common stock of Clearwater Paper Corporation, or Clearwater Paper, to the stockholders of Potlatch was completed on December 16, 2008 in a spin-off intended to qualify for tax-free treatment. Clearwater Paper includes the assets and liabilities of Potlatch’s former pulp-based manufacturing businesses, consisting of Potlatch’s former pulp and paperboard and consumer products segments, as well as the Lewiston, Idaho lumber mill.

Item 9.01.	Financial Statements and Other Exhibits

The following Unaudited Pro Forma Condensed Consolidated Financial Statements are based on and should be read in conjunction with Potlatch’s historical consolidated financial statements and related notes filed in Potlatch’s Annual Report on Form 10-K for the year ended December 31, 2008 and the unaudited condensed consolidated financial statements filed in Potlatch’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.

The following Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2008 is prepared as though the Clearwater Paper spin-off occurred as of January 1, 2008. The following Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twelve months ended December 31, 2007 is prepared as though the Clearwater Paper spin-off occurred as of January 1, 2007. The following Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2008 is prepared as if the Clearwater Paper spin-off occurred as of September 30, 2008. Pro forma adjustments are described in the Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

The following Unaudited Pro Forma Condensed Consolidated Financial Statements are presented for illustrative and informational purposes only and are not intended to represent or be indicative of the financial condition or results of operations that would actually have been recorded if the Clearwater Paper spin-off had occurred during the periods presented. In addition, the Unaudited Pro Forma Condensed Consolidated Financial Statements are not intended to represent Potlatch’s financial position or results of operations for any future date or period.

The discontinued operations presented in Potlatch’s historical consolidated financial statements reflect the following differences from the Unaudited Pro Forma Condensed Consolidated Financial Statements:

•

The Pro Forma Condensed Consolidated Statement of Operations are each adjusted to add back the revenues, costs, and profits between Potlatch and the Clearwater Paper businesses that were previously eliminated in the consolidated financial statements as intercompany transactions.

•

Interest expense for Potlatch is reduced by the amount of interest that would not have been incurred under our revolving credit facility had we received the $50 million from Clearwater Paper at January 1, 2007 and January 1, 2008, respectively.

Potlatch Corporation

Unaudited Pro Forma Condensed Consolidated Balance Sheet

September 30, 2008

(Dollars in thousands)

	Historical	Discontinued Operations (1)	Pro Forma Adjustments			Pro Forma
Assets
Current assets:
Cash	$3,790	$9	$			$3,781
Short-term investments	8,453	—				8,453
Receivables, net	132,249	101,438				30,811
Note receivable	—	—		100,000	(2)	100,000
Inventories	172,594	144,891				27,703
Prepaid expenses	19,986	12,560				7,426
Assets held for sale	3,135	—				3,135

Total current assets	340,207	258,898		100,000		181,309

Land	8,250	4,729				3,521
Plant and equipment	473,583	390,564				83,019
Timber, timberlands and related deposits	566,071	—				566,071
Pension assets	118,886	40,540				78,346
Deferred tax assets	—	(31,355)				31,355
Other assets	21,621	323				21,298

	$1,528,618	$663,699		$100,000		$964,919

Liabilities and Shareholders’ Equity
Current liabilities:
Current installments on long-term debt	$410	$—	$			$410
Current notes payable	113,700	—		(50,000	)(3)	63,700
Accounts payable and accrued liabilities	187,520	137,411				50,109

Total current liabilities	301,630	137,411		(50,000)		114,219

Long-term debt	320,918	—				320,918
Pensions and other postretirement employee benefits	262,735	129,613				133,122
Other long-term obligations	20,026	1,907				18,119
Deferred tax liabilities	37,371	37,371				—
Shareholders’ equity	585,938	357,397		150,000		378,541

	$1,528,618	$663,699		$100,000		$964,919

Potlatch Corporation

Unaudited Pro Forma Condensed Statement of Operations

Nine Months ended September 30, 2008

(Dollars in thousands)

	Historical (9)	Discontinued Operations Adjustments (1)		Continuing Operations	Pro Forma Adjustments		Pro Forma
Revenues	$1,289,876	$943,502		$346,374	$55,397	(5)	$401,771

Costs and expenses:
Depreciation, depletion and amortization	57,204	35,178		22,026			22,026
Materials, labor and other operating expenses	1,081,574	864,359		217,215	54,131	(5)	271,346
Selling, general and administrative expenses	67,285	24,079	(4)	43,206	—		43,206

	1,206,063	923,616		282,447	54,131		336,578

Earnings from continuing operations before interest and taxes	83,813	19,886		63,927	1,266		65,193
Interest expense	(25,280)	(9,750	)(6)	(15,530)	1,541	(8)	(13,989)
Interest income	552	—		552	—		552

Earnings from continuing operations before taxes	59,085	10,136		48,949	2,807		51,756
Income tax (benefit) provision	(12,841)	3,953	(7)	(16,794)	1,095	(7)	(15,699)

Earnings from continuing operations	71,926	6,183		65,743	1,712		67,455

Discontinued operations:
Loss from discontinued operations including loss on disposal of $(387)	(24,490)	—		(24,490)	—		(24,490)
Income tax benefit	(9,551)	—		(9,551)	—		(9,551)

	(14,939)	—		(14,939)	—		(14,939)

Net earnings	$56,987	$6,183		$50,804	$1,712		$52,516

Earnings per common share from continuing operations:
Basic	$1.82			$1.67			$1.71
Diluted	1.81			1.66			1.70
Loss per common share from discontinued operations:
Basic	$(0.38)			$(0.38)			$(0.38)
Diluted	(0.38)			(0.38)			(0.38)
Average shares outstanding (in thousands)
Basic	39,432			39,432			39,432
Diluted	39,713			39,713			39,713

Potlatch Corporation

Unaudited Pro Forma Condensed Statement of Operations

Year ended December 31, 2007

(Dollars in thousands)

	Historical (9)	Discontinued Operations Adjustments (1)		Continuing Operations	Pro Forma Adjustments		Pro Forma
Revenues	$1,596,063	$1,172,592		$423,471	$94,337	(5)	$517,808

Costs and expenses:
Depreciation, depletion and amortization	77,727	51,211		26,516			26,516
Materials, labor and other operating expenses	1,304,210	1,032,445		271,765	91,620	(5)	363,385
Selling, general and administrative expenses	90,158	36,175		53,983	—		53,983
Restructuring charge	2,653	—		2,653			2,653

	1,474,748	1,119,831		354,917	91,620		446,537

Earnings from continuing operations before interest and taxes	121,315	52,761		68,554	2,717		71,271
Interest expense	(30,711)	(13,000	)(6)	(17,711)	2,500	(8)	(15,211)
Interest income	2,281	3		2,278	—		2,278

Earnings from continuing operations before taxes	92,885	39,764		53,121	5,217		58,338
Income tax (benefit) provision	(3,750)	15,508	(7)	(19,258)	2,035	(7)	(17,223)

Earnings from continuing operations	96,635	24,256		72,379	3,182		75,561

Discontinued operations:
Loss from discontinued operations including loss on disposal of $(35,774)	(45,264)	—		(45,264)	—		(45,264)
Income tax benefit	(5,060)	—		(5,060)	—		(5,060)

	(40,204)	—		(40,204)	—		(40,204)

Net earnings	$56,431	$24,256		$32,175	$3,182		$35,357

Earnings per common share from continuing operations:
Basic	$2.47			$1.85			$1.93
Diluted	2.46			1.84			1.92
Loss per common share from discontinued operations:
Basic	$(1.03)			$(1.03)			$(1.03)
Diluted	(1.02)			(1.02)			(1.02)
Average shares outstanding (in thousands)
Basic	39,094			39,094			39,094
Diluted	39,284			39,284			39,284

Potlatch Corporation

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(Unaudited)

1.	Reflects the elimination of the financial results, assets, liabilities and accumulated other comprehensive income amounts associated with Clearwater Paper, the distribution of Clearwater Paper to Potlatch shareholders and the effect of the adjustments described in Notes 2-9 below.

2.	The $100 million note receivable represents the amount due from Clearwater Paper under the Retained Obligation Agreement, whereby Clearwater Paper has retained the obligation to repay principal and interest due on Potlatch’s outstanding credit sensitive debentures.

3.	The $50 million reduction in notes payable represents the amount of cash that would have been transferred to Potlatch from Clearwater Paper upon the spin-off.

4.	Non-recurring pre-tax transaction costs of $4.2 million were recognized by Potlatch during the nine months ended September 30, 2008 and are eliminated in the “Selling, General and Administrative Expenses” line in this discontinued operations presentation.

5.	The adjustment to revenues, and materials, labor and other operating expenses, relates to adding back the intercompany sales to Clearwater Paper that were eliminated in the consolidated financial statements. Such revenues and the applicable costs will be presented as external sales in the future.

6.	The $9.75 million of interest expense for the nine months ended September 30, 2008 and the $13.0 million for the twelve months ended December 31, 2007, related to the credit sensitive debentures is included in discontinued operations, given the Retained Obligation Agreement described in Note 2.

7.	The income tax provision for the adjustments is calculated based on an effective tax rate of 39%.

8.	Interest expense is adjusted at the average rate of our credit facility borrowings during the period, due to the reduction in notes payable described in Note 3.

9.	The historical amounts in the condensed statements of operations for the nine months ended September 30, 2008 and the year ended December 31, 2007 are adjusted to show the Prescott, Arkansas lumber mill and the Boardman, Oregon hybrid poplar operations as discontinued operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2009	POTLATCH CORPORATION

	By:	/s/ Eric J. Cremers
	Name:	Eric J. Cremers
	Title:	Vice President and Chief Financial Officer